ADVANCED SERIES TRUST

AST Marsico Capital Growth Portfolio

Supplement dated June 17, 2013 to the Summary Prospectus dated April 29, 2013

On or about July 15, 2013, the AST Marsico Capital Growth Portfolio (the Portfolio) will be renamed the AST Loomis Sayles Large-Cap Growth Portfolio. The following revisions are hereby made to the Summary Prospectus to reflect Loomis, Sayles & Company, L.P. (Loomis Sayles) replacement of Marsico Capital Management, LLC (Marsico) as the subadviser to the Portfolio. The following should be read in conjunction with the Summary Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

I.	All references to Marsico are hereby deleted in the Summary Prospectus.

II.	The description of the Principal Investment Strategies in the “Investments, Risks and Performance” section of the Summary Prospectus for the Portfolio is hereby deleted and replaced with the following:

The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 30 and 40 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

III.	The following table replaces the table in the “Management of the Portfolio” section of the Summary Prospectus for the Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari	Vice President	July 2013
AST Investment Services, Inc.

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